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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2000

                                OBJECTSHARE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-23132                  77-0143293
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)

                           16811 Hale Avenue, Suite A
                          Irvine, California 92606-5020
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (949) 833-1122


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                                OBJECTSHARE, INC.

                                    FORM 8-K

                                      INDEX
                                      -----

INFORMATION INCLUDED IN THE REPORT                                          PAGE
----------------------------------                                          ----

         Item 5. Other Events                                                  2

         Item 7. Financial Statements, Pro Forma Financial Information and
                 Exhibits                                                      3


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ITEM 5: OTHER EVENTS.

         On March 6, 2000, ObjectShare, Inc. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.


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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits. The following exhibits accompany this Report:

        Exhibit Number      Exhibit Description
        --------------      -------------------

             99             ObjectShare, Inc. press release dated March 6, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2000
                                           OBJECTSHARE, INC.

                                           /s/ Eugene L. Goda
                                           -------------------------------------
                                           By:  Eugene L. Goda
                                           Chief Executive Officer,
                                           President and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit Number              Exhibit Description
--------------              -------------------

      99                    ObjectShare, Inc. press release dated March 6, 2000.